SCHEDULE OF INVESTMENTS
Thornburg Developing World Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
	Common Stock — 96.7%
	Automobiles & Components — 1.2%
	Automobiles — 1.2%
	Geely Automobile Holdings Ltd.	5,929,083	$ 10,140,245
			10,140,245
	Banks — 20.7%
	Banks — 20.7%
	Bank Central Asia Tbk PT	6,311,232	13,390,846
	Bank Rakyat Indonesia Persero Tbk PT	44,757,132	13,812,854
	Credicorp Ltd.	31,860	7,293,073
	Grupo Financiero Banorte SAB de C.V.	3,376,495	19,611,158
	HDFC Bank Ltd.	777,552	27,496,352
	HDFC Bank Ltd. ADR	39,898	5,188,336
	ICICI Bank Ltd. Sponsored ADR	2,540,457	31,984,354
	Industrial & Commercial Bank of China Ltd. Class H	40,463,450	29,525,156
	Itau Unibanco Holding S.A. ADR Class H	939,312	8,848,319
	Sberbank of Russia PJSC Sponsored ADR	1,477,347	22,721,597
			179,872,045
	Consumer Durables & Apparel — 3.2%
	Household Durables — 1.0%
	Midea Group Co. Ltd. Class A	1,170,257	8,836,179
	Textiles, Apparel & Luxury Goods — 2.2%
	LVMH Moet Hennessy Louis Vuitton SE	23,134	9,846,214
	Shenzhou International Group Holdings Ltd.	679,440	9,341,354
			28,023,747
	Consumer Services — 4.6%
	Diversified Consumer Services — 1.4%
[a]	TAL Education Group ADR	310,743	11,839,308
	Hotels, Restaurants & Leisure — 3.2%
	Galaxy Entertainment Group Ltd.	1,941,396	13,084,796
	Huazhu Group Ltd. ADR	411,577	14,919,666
			39,843,770
	Diversified Financials — 2.3%
	Capital Markets — 2.3%
	B3 S.A. - Brasil Bolsa Balcao	2,007,452	19,583,367
			19,583,367
	Energy — 8.9%
	Oil, Gas & Consumable Fuels — 8.9%
	LUKOIL PJSC Sponsored ADR	83,931	7,085,455
	Novatek PJSC Sponsored GDR	82,326	17,453,112
	Petroleo Brasileiro S.A.	2,708,421	19,333,017
[a]	Reliance Industries Ltd.	1,253,687	22,775,322
	Royal Dutch Shell plc Sponsored ADR Class A	160,544	10,446,598
			77,093,504
	Food, Beverage & Tobacco — 1.8%
	Beverages — 0.9%
	Kweichow Moutai Co. Ltd. Class A	52,431	7,511,626
	Food Products — 0.9%
	Vietnam Dairy Products, JSC	1,524,492	8,046,021
			15,557,647
	Healthcare Equipment & Services — 2.1%
	Health Care Providers & Services — 2.1%
	Hapvida Participacoes e Investimentos S.A.	979,130	10,054,062
	Odontoprev S.A.	1,774,007	8,435,883
			18,489,945
	Household & Personal Products — 3.3%
	Personal Products — 3.3%

SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
	Unilever N.V.	466,833	$ 28,346,100
			28,346,100
	Insurance — 6.0%
	Insurance — 6.0%
	AIA Group Ltd.	3,437,227	37,070,852
	Sanlam Ltd.	2,748,722	15,253,114
			52,323,966
	Materials — 2.9%
	Chemicals — 1.1%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	314,461	9,782,882
	Metals & Mining — 1.8%
	Glencore plc	4,469,920	15,516,909
			25,299,791
	Media & Entertainment — 9.2%
	Entertainment — 0.5%
[a]	Sea Ltd. ADR	134,761	4,476,760
	Interactive Media & Services — 7.4%
	Tencent Holdings Ltd.	1,186,383	53,550,270
[a]	Yandex N.V. Class A	293,112	11,138,256
	Media — 1.3%
	Zee Entertainment Enterprises Ltd.	2,245,778	10,962,514
			80,127,800
	Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
	Pharmaceuticals — 1.7%
[a,b,c]	China Animal Healthcare Ltd.	35,787,582	0
	Novartis AG Sponsored ADR	166,098	15,166,408
			15,166,408
	Retailing — 8.9%
	Internet & Direct Marketing Retail — 7.2%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	315,362	53,438,091
	Naspers Ltd. Class N	37,909	9,203,449
	Multiline Retail — 1.7%
	Lojas Renner S.A.	1,188,778	14,599,868
			77,241,408
	Semiconductors & Semiconductor Equipment — 5.1%
	Semiconductors & Semiconductor Equipment — 5.1%
[a]	Micron Technology, Inc.	311,313	12,013,569
	Taiwan Semiconductor Manufacturing Co., Ltd.	4,228,605	32,538,727
			44,552,296
	Software & Services — 1.6%
	Information Technology Services — 1.6%
[a]	Network International Holdings plc	1,786,468	13,453,532
			13,453,532
	Technology Hardware & Equipment — 5.6%
	Electronic Equipment, Instruments & Components — 1.5%
[a]	IPG Photonics Corp.	82,433	12,715,290
	Technology Hardware, Storage & Peripherals — 4.1%
	Samsung Electronics Co., Ltd.	875,585	35,640,666
			48,355,956
	Transportation — 7.6%
	Airlines — 3.4%
[a]	Azul S.A. ADR	532,590	17,809,810
	Copa Holdings S.A. Class A	118,812	11,592,487
	Transportation Infrastructure — 4.2%
	Adani Ports & Special Economic Zone Ltd.	2,371,764	14,094,348
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,206,196	12,561,092

SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
	Shanghai International Airport Co. Ltd. Class A	815,424	$ 9,946,598
			66,004,335
	Total Common Stock (Cost $647,364,065)		839,475,862
	Short-Term Investments — 2.9%
[d]	Thornburg Capital Management Fund	2,478,116	24,781,167
	Total Short-Term Investments (Cost $24,781,167)		24,781,167
	Total Investments — 99.6% (Cost $672,145,232)		$864,257,029
	Other Assets Less Liabilities — 0.4%		3,617,791
	Net Assets — 100.0%		$867,874,820

Footnote Legend
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Illiquid security.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg Developing World Fund	June 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	June 30, 2019 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of June 30, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at June 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 839,475,862	$ 839,475,862	$ —	$ —
Short-Term Investments	24,781,167	24,781,167	—	—
Total Investments in Securities	$864,257,029	$864,257,029	$—	$—
Total Assets	$864,257,029	$864,257,029	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At June 30, 2019, industry classifications for Common Stock in Level 3 consist of $0 in Pharmaceuticals, Biotechnology & Life Sciences.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the period ended June 30, 2019 is as follows:

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Developing World Fund	June 30, 2019 (Unaudited)

	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 9,343,578	$ 9,343,578
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)	–	–
Transfers into Level 3	–	–
Transfers out of Level 3(a)	9,343,578	9,343,578
Ending Balance 6/30/2019	$–	$–

(a)	Transfers out of Level 3 were due to changes in market activity (e.g.) frequency of trades, which resulted in available market inputs to determine price during the nine months ended June 30, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
NOTE 3 – Investments with Affiliates
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 6/30/19	Dividend Income
Thornburg Capital Management Fund	$52,180,825	$198,648,218	$(226,047,876)	$-	$-	$24,781,167	$692,899
NOTE 4 – Derivative Financial Instruments With Off-Balance Sheet Risk & Foreign Investment Risk
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815.
During the period ended June 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.